EXHIBIT 99.4
                                 ------------

                         The Class 2-A-1 Cap Contract

                                                                   Exhibit 99.4

                         IXIS FINANCIAL PRODUCTS INC.
                        9 West 57th Street, 36th Floor
                           New York, New York 10019
              Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194


DATE:      February 28, 2006

TO:        Cap Trust,
           IndyMac INDX Mortgage Loan Trust 2006-AR2
           c/o Deutsche Bank National Trust Company
           1761 East St. Andrew Place,
           Santa Ana, California 92705-4934,
           Attention:  Trust Administration; IN06A2
           FAX: (714) 247-6470
           ("Party B")


FROM:      IXIS Financial Products Inc.
           9 West 57th Street, 36th Floor
           New York, New York 10019
           Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194
           ("Party A")

RE:        Interest Rate Cap Transaction


Dear Sir or Madam:

     The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

     The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of February 28, 2006, as amended and supplemented from time to time (the "Agreement") between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The Cap Transaction to which this Confirmation relates is a Rate Cap Transaction, the terms of which are as follow:

         General Terms
         -------------

         Trade Date:                              February 23, 2006

         Effective Date:                          February 25, 2006

         Termination Date:                        May 25, 2014, subject to adjustment in accordance with the
                                                  Following Business Day Convention

         Notional Amount:                         See Amortization Schedule, Schedule A

         Floating Amounts:
         -----------------

                  Floating Rate Payer:            Party A

                  Floating Rate:                  The greater of (a) 0% and (b) the  lesser of (1)  0.845%  and (2)
                                                  USD-LIBOR-BBA with a Designated Maturity of one month minus the
                                                  Strike Rate (as set forth in Schedule A).

                  Floating Rate Payer Period      The 25th day of each  month of each year,  commencing  on March 25,
                  End Dates:                      2006 to and including the Termination  Date,  subject to adjustment in accordance with the Following Business Day Convention.

                  Floating Rate Payer             Early  Payment,  one (1) Business Day preceding  each Floating Rate
                  Payment Dates:                  Payer Period End Date.

                  Spread:                         None

                  Floating Rate Day               Actual/360
                  Count Fraction:

                  Reset Dates:                    The first day of each Calculation Period.

                  Compounding:                    Inapplicable

                  Business Days:                  Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust
                                                  Office is located or (2) the States of New York or California are closed.

2.   Procedural Terms:
     -----------------

     Calculation Agent:                           Party A

     Offices:                                     The Office of Party A for this Cap Transaction is New York.
     --------




     Account Details:
     ----------------

                  Payments to Party A:            CITIBANK N.A.

                                                  ABA# 021-000-089

                                                  Account No.: 36216161

                                                  A/C IXISFP

                  Payments to Party B:            Deutsche Bank Trust Company Americas
                                                  ABA# 021001033
                                                  Account# 01419663
                                                  Account Name: NYLTD Funds Control/Stars West
                                                  Ref: IndyMac INDX 2006-AR2 (Class 2-A1 Certificates)

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

                         IXIS Financial Products Inc.
                             (212) 891-0660 (fax)
                             Attn: Swap Operations



IXIS Financial Products Inc.

By: /s/ Vasanth K. Victor
   -----------------------------------
   Authorized Signatory


By: /s/ Christopher Hayden
   -----------------------------------
   Authorized Signatory


Accepted and confirmed as of the Trade Date written above:

Cap Trust,
IndyMac INDX Mortgage Loan Trust 2006-AR2
By: Deustche Bank National Trust Company, not in its individual capacity, but solely as Cap Trustee



By: /s/ Jennifer Hermansader
   -----------------------------------
     Name: Jennifer Hermansader
     Title: Associate

SCHEDULE A to the Confirmation dated as of February 28, 2006, Amortization
Schedule: Amortization Schedule,


----------------------------- ----------------------------------- ---------------------
   Calculation Period in
respect of the Payment Date
  scheduled to occur on*:           Notional Amount (USD)           Strike Rate (%)
----------------------------- ----------------------------------- ---------------------
                   3/25/2006                      182,180,862.86                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2006                      177,557,694.49                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2006                      173,349,974.16                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2006                      169,369,412.82                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2006                      165,474,716.19                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2006                      161,664,001.16                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2006                      157,935,414.09                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2006                      154,286,975.71                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2006                      150,717,048.78                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2006                      147,223,080.06                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2007                      143,802,884.32                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2007                      140,451,938.44                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2007                      137,157,414.74                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2007                      133,920,017.39                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2007                      130,752,803.83                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2007                      127,654,348.90                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2007                      124,623,136.01                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2007                      121,657,682.50                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2007                      118,756,528.82                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2007                      115,918,113.52                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2007                      113,141,150.27                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2007                      110,423,613.64                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2008                      107,763,774.29                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2008                      105,158,017.38                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2008                      102,596,031.98                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2008                      100,078,416.60                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2008                       97,615,729.06                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2008                       95,206,850.02                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2008                       92,850,585.90                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2008                       90,545,769.95                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2008                       88,291,253.55                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2008                       86,085,805.41                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2008                       83,928,415.56                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2008                       81,817,477.65                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2009                       79,751,623.57                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2009                       77,727,304.05                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2009                       75,736,549.85                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2009                       73,773,249.91                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2009                       71,853,231.73                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2009                       69,973,133.34                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2009                       68,034,044.40                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2009                       66,060,128.32                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2009                       64,133,263.56                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2009                       62,576,972.01                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2009                       61,070,648.76                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2009                       59,600,048.98                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2010                       58,162,778.44                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2010                       56,757,153.37                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2010                       55,376,379.21                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2010                       54,021,718.85                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2010                       52,690,051.23                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2010                       51,390,704.94                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2010                       50,123,044.83                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2010                       48,886,304.07                 9.445
----------------------------- ----------------------------------- ---------------------




----------------------------- ----------------------------------- ---------------------
   Calculation Period in
respect of the Payment Date
  scheduled to occur on*:           Notional Amount (USD)           Strike Rate (%)
----------------------------- ----------------------------------- ---------------------
                   9/25/2010                       47,679,689.84                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2010                       46,502,396.86                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2010                       45,353,623.89                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2010                       44,229,908.03                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2011                       43,132,037.41                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2011                       42,059,330.07                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2011                       41,012,935.98                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2011                       39,992,031.12                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2011                       38,996,183.78                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2011                       38,024,784.74                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2011                       37,077,239.48                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2011                       36,152,967.85                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2011                       35,251,403.68                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2011                       34,371,994.53                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2011                       33,514,201.27                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2011                       32,677,497.80                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2012                       31,861,370.76                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2012                       31,065,319.16                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2012                       30,288,854.15                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2012                       30,288,854.15                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2012                       30,101,945.22                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2012                       29,348,712.79                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2012                       28,614,032.55                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2012                       27,897,452.34                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2012                       27,198,530.90                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2012                       26,516,837.67                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2012                       25,851,952.51                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2012                       25,203,465.44                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2013                       24,570,976.41                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2013                       23,954,095.05                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2013                       23,352,440.44                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2013                       22,765,640.89                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2013                       22,193,333.71                 9.445
----------------------------- ----------------------------------- ---------------------
                   6/25/2013                       21,635,164.99                 9.445
----------------------------- ----------------------------------- ---------------------
                   7/25/2013                       21,090,789.39                 9.445
----------------------------- ----------------------------------- ---------------------
                   8/25/2013                       20,559,869.96                 9.445
----------------------------- ----------------------------------- ---------------------
                   9/25/2013                       20,042,077.88                 9.445
----------------------------- ----------------------------------- ---------------------
                  10/25/2013                       19,537,092.34                 9.445
----------------------------- ----------------------------------- ---------------------
                  11/25/2013                       19,044,600.27                 9.445
----------------------------- ----------------------------------- ---------------------
                  12/25/2013                       18,564,296.20                 9.445
----------------------------- ----------------------------------- ---------------------
                   1/25/2014                       18,095,882.09                 9.445
----------------------------- ----------------------------------- ---------------------
                   2/25/2014                       17,639,067.09                 9.445
----------------------------- ----------------------------------- ---------------------
                   3/25/2014                       17,193,567.43                 9.445
----------------------------- ----------------------------------- ---------------------
                   4/25/2014                       16,759,106.21                 9.445
----------------------------- ----------------------------------- ---------------------
                   5/25/2014                       16,335,413.27                 9.445
----------------------------- ----------------------------------- ---------------------